SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 14, 1997

                                SANO CORPORATION
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                                    ---------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

      0-27088                                             65-0263022
  ---------------                                     -----------------
(COMMISSION FILE NUMBER                       (IRS EMPLOYER IDENTIFICATION NO.)

                                SANO CORPORATION
                              3250 COMMERCE PARKWAY
                             MIRAMAR, FLORIDA  33025
                            ---------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 430-3340

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ITEM 5. OTHER EVENTS

         The Registrant incorporates herein by reference the information disclosed in Exhibit 99 filed herewith.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   Exhibit 10 Agreement and Plan of Merger among Elan Corporation, plc, Everglade Acquisition Corp. and Sano Corporation

   Exhibit 99    Press release of Sano Corporation dated December 16, 1997

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SANO CORPORATION




Date:  December 23, 1997                      By:/S/ REGINALD L. HARDY
                                                 ---------------------
                                                 Reginald L. Hardy, President


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

                                 EXHIBIT INDEX

EXHIBIT                     DESCRIPTION
-------                     -----------

Exhibit 10 Agreement and Plan of Merger among Elan Corporation, plc, Everglade Acquisition Corp. and Sano Corporation

Exhibit 99    Press release of Sano Corporation dated December 16, 1997




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